Other Gains (Losses) (Schedule Of Other Losses) (Details) - CAD ($) $ in Millions		12 Months Ended
		Aug. 31, 2019	Aug. 31, 2018
Other Gains (Losses) [Abstract]
Net foreign exchange gain/(loss) recognized on the translation and settlement of current monetary assets and liabilities		$ 5	$ 1
Gain on disposal of fixed assets		(32)	(15)
Gain on disposal of non-core business		6	0
Gain on disposal of investment		15	0
Other	[1]	(3)	17
Total other (expense) income		$ 50	$ 32

[1]

Other gains (losses) generally includes realized and unrealized foreign exchange gains and losses on US dollar denominated current assets and liabilities and the Company’s share of the operations of Burrard Landing Lot 2 Holdings Partnership.